                       SECURED CONVERTIBLE PROMISSORY NOTE

FIRESTONE COMMUNICATIONS, INC.,
a Delaware corporation
6125 Airport Freeway, Suite 200
Ft. Worth, Texas 76117
Attention: Mr. Leonard L. Firestone
("Borrower")

12K, LLC,
a Florida limited liability company
2022 Hendricks Avenue
Jacksonville, Florida 32207
Attention: Raymond K. Mason, Sr.
("Lender")

PRINCIPAL AMOUNT OF NOTE:   $1,000,000.00

MATURITY DATE:              August 1, 2008

INTEREST RATE:              7% (fixed)

Borrower promises to pay to the order of Lender, or its successors or assigns, the Principal Amount of this Note, or such additional sum as may be advanced and is outstanding from time to time during the term of this Note (including all renewals, extensions or modifications hereof). Interest shall accrue on the outstanding principal amount of this Note at a rate equal to the Interest Rate, and shall be paid as set forth below. Lender's obligation to make advances to
Borrower under this Note shall terminate if Borrower is in Default hereunder.
Amounts borrowed by Borrower hereunder and evidenced by this Note may increase or decrease during the term hereof and may be repaid and reborrowed (provided
Borrower is not in default as provided herein at the time of reborrowing) but at no time shall exceed the amount of the Note.

DEFINITIONS. LOAN DOCUMENTS. The term "Loan Documents" used in this Note and the other Loan Documents refers to all documents executed in connection with or related to the loan evidenced by this Note and any prior notes which evidence all or any portion of the loan evidenced by this Note and any other documents executed in connection therewith or related thereto, and may include, without limitation, a loan agreement, this Note, guaranty agreements, security agreements, security instruments, financing statements, mortgage instruments any renewals or modifications, whenever any of the foregoing are executed.
OBLIGATIONS. The term "Obligations" used in this Note refers to any and all indebtedness and other obligations under this Note, all other obligations under any other Loan Document(s) between Borrower and Lender whenever executed.
CERTAIN OTHER TERMS. All terms that are used but not otherwise

                                       1

defined in any of the Loan Documents shall have the definitions provided in the
Uniform Commercial Code.

USE OF PROCEEDS: The Borrower shall use the proceeds of the loans made by the
Lender to the Borrower pursuant to this Note for general corporate and working capital purposes. No portion of this loan is to be used for the purpose of purchasing or carrying any "margin stock" or "margin security" as such terms are used in Regulation U and X of the Board of Governors of the Federal Reserve
System (2 C.F.R. Parts 221 and 224).

DRAW SCHEDULE: Amounts will be advanced to Borrower under this Note solely in accordance with and pursuant to the schedule attached hereto as EXHIBIT A.

REPAYMENT TERMS: Borrower shall pay to Lender on the first day of each calendar month payments equal to the interest owed on the outstanding principal amount commencing on October 1, 2005, through December 1, 2006. Commencing January 1,
2007, and on the first day of the month thereafter through the Maturity Date,
Borrower shall make twenty (20) monthly payments of principal equal to
$50,000.00, plus accrued interest due on the then outstanding principal balance of the Note, with payments being credited first to accrued and unpaid interest and any remainder then credited to principal.

LOAN AGREEMENT: This Note is subject to the provisions of that certain Loan
Agreement between Lender and Borrower of even date herewith, as modified from time to time.

DEFAULT RATE: In addition to all other rights contained in this Note and the
Loan Agreement, if a Default (as defined herein) occurs and as long as a Default continues, all outstanding Obligations shall bear interest at the maximum rate permitted by applicable law, from the date that payment of such principal or interest is due until the date of payment thereof.

LATE CHARGE: Borrower shall pay a late charge on any payment which is not paid within five (5) days after the date due of five percent (5%) of said amount which amount shall be in addition to the payment of interest pursuant to this
Note.

LIMITATION OF INTEREST RATE: Notwithstanding anything to the contrary contained in this Note, if the interest rate specified herein shall exceed the maximum rate permitted by applicable law as in effect from time to time, Borrower shall pay interest at the highest permissible rate, which rate shall change as and when such highest permissible rate shall change. If Borrower makes an interest payment hereunder that exceeds the maximum amount of interest permitted by applicable law, the excess of such payment above the maximum amount that lawfully may be paid automatically shall be credited toward the payment of principal so as to reduce the amount of the final payment of principal due hereunder or, if Borrower makes an interest payment that

                                       2

exceeds the maximum amount of interest permitted by applicable law and all principal hereunder shall have been previously or thereby paid in full, such payment shall be deemed to have been the result of mathematical error and Lender shall refund to Borrower the amount of such payment that is in excess of the amount that lawfully may be paid.

PLACE OF PAYMENT: Payments of both principal and interest hereunder are to be made in immediately available funds sent not later than 1:00 p.m., Jacksonville,
Florida time, on the date due, to Lender at its principal office as stated above
(or in such other manner or at such other address as may be designated by Lender in writing), without the necessity of any presentment of this Note by it or any notation thereon.

SECURITY: Borrower has granted to Lender a security interest in the collateral described in that certain Security Agreement as described in the Loan Agreement.
The Borrower's right to payment pursuant to the terms of this Note shall be secured to the extent and on the terms and conditions set forth in the Security
Agreement, and the terms and provisions of the Security Agreement are incorporated herein by reference.

CONVERSION: The Lender shall have the right, at the Lender's sole discretion, to convert this Note, in whole or in part, into fully paid and nonassessable shares of the Borrower's voting common stock (the "Common Stock"). Provided that this
Note is not in Default, the number of shares of Common Stock into which this
Note may be converted shall be determined by dividing the principal amount of this Note then outstanding and being converted, plus all accrued interest to the date of conversion, by an amount equal to $2.00 per share (the "Conversion
Price"). If this Note is in Default, the Conversion Price shall be an amount equal to $1.00 per share.

     Antidilution Provisions. The Conversion Price shall be subject to adjustment from time to time as follows:

          (i) Stock Splits and Combinations. In case the Borrower shall at any time or from time to time after the date of this Note: (A) subdivide or split the outstanding shares of Common Stock, (B) combine or reclassify the outstanding shares of Common Stock into a smaller number of shares or (C) issue by reclassification of the shares of Common Stock any shares of Common Stock of the Borrower, then, and in each such case, the Conversion Price in effect immediately prior to such event or the record date therefor, whichever is earlier, shall be adjusted so that the holder of this Note thereafter surrendered for conversion shall be entitled to receive the number of shares of
Common Stock or other securities of the Borrower which such holder would have owned or have been entitled to receive after the occurrence of any of the events described above, had such Note been surrendered for conversion immediately prior to the occurrence of such event or the record date therefor, whichever is earlier. An adjustment made pursuant to this subparagraph (i) shall become effective at the

                                       3

close of business on the day upon which such corporate action becomes effective.
Such adjustment shall be made successively whenever any event listed above shall occur.

          (ii) Stock Dividends in Common Stock. In case the Borrower shall at any time or from time to time after the date of this Note pay a dividend or make a distribution in shares of Common Stock on any class of Capital Stock of the
Borrower other than dividends or distributions of shares of Common Stock or other securities with respect to which adjustments are provided in clause (i)
above, the Conversion Price shall be adjusted so that the holder of this Note shall be entitled to receive upon conversion thereof, the number of shares of
Common Stock determined by multiplying (A) the applicable Conversion Price by
(B) a fraction, the numerator of which shall be the number of shares of Common
Stock theretofore outstanding and the denominator of which shall be the sum of such number of shares and the total number of shares issued in such dividend or distribution.

          (iii) Issuance of Rights or Warrants. In case the Borrower shall issue rights or warrants entitling such holders to subscribe for or purchase Common
Stock at a price per share less than the Conversion Price, the Conversion Price in effect immediately prior to the close of business on the record date fixed for determination of stockholders entitled to receive such rights or warrants shall be reduced by multiplying such Conversion Price by a fraction, the numerator of which is the sum of the number of shares of Common Stock outstanding at the close of business on such record date and the number of shares of Common Stock that the aggregate offering price of the total number of shares of Common Stock so offered for subscription or purchase would purchase at such current Conversion Price and the denominator of which is the sum of the number of shares of Common Stock outstanding at the close of business on such record date and the number of additional shares of Common Stock so offered for subscription or purchase. For purposes of this subparagraph (iii), the issuance of rights or warrants to subscribe for or purchase securities convertible into
Common Stock shall be deemed to be the issuance of rights or warrants to purchase the Common Stock into which such securities are convertible at an aggregate offering price equal to the sum of the aggregate offering price of such securities and the minimum aggregate amount (if any) payable upon conversion of such securities into Common Stock. Such adjustment shall be made successively whenever any such event shall occur.

     Conversion Procedure. Lender may exercise its right to convert this Note into shares of Common Stock (the "Conversion Shares") by delivering a written notice (the "Exercise Notice") together with this Note, duly endorsed for transfer, to the Borrower. The Exercise Notice shall state the amount of principal and/or interest to be converted and the name or names in which the certificate or certificates for the Conversion Shares are to be issued.

                                        4

     Effect of Conversion. The Borrower shall, within five (5) days of the
Lender's delivery of the Exercise Notice, issue and deliver to the Lender a certificate or certificates for the number of Conversion Shares to which the
Lender shall be entitled as aforesaid. No fractional Conversion Shares shall be issued upon conversion of this Note. In lieu of the Borrower issuing any fractional shares to the Lender upon the conversion of this Note, the Borrower shall make a cash payment to the Lender equal to the same fraction of purchase price per share for a Conversion Share. Upon conversion of this Note, the
Borrower shall be forever released from all its obligations and liabilities under this Note except for the payment of any unconverted principal and/or interest.

     Further Assurances. The Lender shall execute and deliver such other agreements of instruments necessary to effectuate the terms and conditions set forth in this section as the Borrower may reasonably request.

ASSIGNMENT OF NOTE BY LENDER: Lender shall have the right, which may be exercised at any time, whether or not this Note is due, to pledge or transfer this Note and collateral therefor and, if this Note is due, to demand, sue for, collect or make any compromise or settlement it deems desirable with reference to the collateral.

PREPAYMENT: This Note may be prepaid at any time, in whole or in part, without premium or penalty.

DEFAULT: The following shall constitute an "Event of Default" under this Note:
(a) the Borrower fails to pay any Obligation as defined herein within ten (10)
days of the due date thereof, by acceleration or otherwise; (b) there is a breach by Borrower in the performance of any of the terms or provisions of this
Note, as at any time amended, or of any of the terms or provisions of any other agreement between Lender and the Borrower, including, but not limited to, any guaranty agreement under which any Obligation is guaranteed to Lender, or under any agreement between Lender and any other party with respect to Lender's transactions with the Borrower or with respect to any Obligations or the
Collateral therefor, whether such agreements are now existing or are hereafter entered into; (c) any representation, covenant or warranty made by the Borrower in connection with this Note is breached; (d) any statement or data furnished by or for the Borrower relating to the Collateral or to the operations, financial condition or business affairs of the Borrower proves to be false in any material respect; (e) the Borrower becomes insolvent or unable to meet its debts as they mature, suspends operations as presently conducted, discontinues business as a going concern, or makes an assignment for the benefit of creditors; (f) there is filed by or against the Borrower a petition under any of the provisions of the
Bankruptcy code, as at any time amended, or any proceedings are commenced by or against the Borrower under any insolvency law, or a receiver or trustee is appointed to administer the assets or affairs of the Borrower; (g) a judgment is entered or an attachment is levied against the assets of the Borrower which, in the judgment of Lender, will adversely affect the Borrower's ability to perform it

                                        5

obligations under this Note or impair the enforceability of Lender's security interest in the Collateral; (h) Lender, in its good faith belief based on prudent financial and business principles and practices, determines that the prospect for payment or performance by the Borrower is impaired, or deems itself or any of the Collateral to be insecure; or (i) any indebtedness to others owing by the Borrower is accelerated because of a default under any note or agreement relating thereto.

REMEDIES UPON DEFAULT: Upon the occurrence of a non-monetary Event of Default, the Lender shall notify Borrower in writing, and Borrower shall have thirty (30)
days to cure said non-monetary default (the "Cure Period"). Upon the occurrence of any monetary Event of Default, or the failure of Borrower to cure a non-monetary default during the Cure Period, all Obligations shall, at Lender's option, immediately become due and payable, anything in any note evidencing any such Obligation or in this Note or in any other agreement to the contrary notwithstanding, without presentment, demand, protest, notice of protest or dishonor, all of which are expressly waived by Borrower, and Lender shall have in any jurisdiction where enforcement hereof is sought, in addition to all other rights and remedies which Lender may have under law and at equity, the following rights and remedies, all of which may be exercised with or without further notice to the Borrower: (a) to foreclose the liens and security interests created under this Agreement or under any other agreement relating to the
Collateral by any available judicial procedure or without judicial process, to enter any premises where any of the Collateral may be located for the purpose of taking possession or removing the same; and (b) to sell, assign, lease or otherwise dispose of the Collateral or any part thereof, either at public or private sale, for cash, on credit or otherwise, with or without representations or warranties, and upon such terms as shall be acceptable to Lender, all at
Lender's sole option and as Lender in its sole discretion may deem advisable, and Lender may bid or become a purchaser at any such sale if public, free from any right of redemption which is hereby expressly waived by the Borrower, and
Lender shall have the right at its option to apply or be credited with the amount of all or any part of the Obligations owing to Lender against the purchase price bid by Lender at any such sale. The net cash proceeds resulting from the collection, liquidation, sale, lease or other disposition of the
Collateral shall be applied first, to the expenses (including all attorneys'
fees) of retaking, holding, storing, processing and preparing for sale, selling, collecting, liquidating and the like, and then to the satisfaction of all
Obligations, application as to particular Obligations or against principal or interest to be in Lender's absolute discretion. The Borrower shall be liable to
Lender and shall pay to Lender on demand any deficiency which may remain after such sale, disposition, collection or liquidation of the Collateral, and Lender in turn agrees to remit to the Borrower any surplus remaining after all
Obligations have been paid in full. If any of the Collateral shall require repairing, maintenance, preparation, or the like, or is in process or other unfinished state, Lender shall have the right, but shall not be obligated, to do such repairing, maintenance, preparation, processing or completion of manufacturing for the purpose of putting the same in such saleable form as
Lender shall deem appropriate, but Lender shall have the right to sell or dispose of such Collateral without such processing. The Borrower will, at
Lender's

                                        6

request, make the Collateral available to Lender at places which Lender may select, whether at the premises of the Borrower or elsewhere, and will make available to Lender all premises and facilities of the Borrower for the purpose of Lender's taking possession of the Collateral or of removing or putting the
Collateral in saleable form. Lender also shall have the right, in addition to all other rights under this Note or applicable law, to set off against this Note all money owed by Lender in any capacity to Borrower, whether or not due. Lender shall be deemed to have exercised such right of setoff and to have made a charge against any such money immediately upon the occurrence of an Event of Default even though such charge is made or entered in the books of Lender subsequent thereto. The enumeration of Lender's rights and remedies set forth in this Note is not intended to be exhaustive and the exercise by Lender of any right or remedy shall not preclude the exercise of any other rights or remedies, all of which shall be cumulative and shall be in addition to any other rights or remedy given hereunder or under any other agreement between the parties or which may now or hereafter exist in law or at equity or by suit or otherwise.

LENDER'S ATTORNEY'S FEES & COLLECTION COSTS: Should the indebtedness evidenced by this Note or any portion thereof be collected by action at law, or in bankruptcy, receivership or other court proceedings, or should this Note be placed in the hands of attorneys for collection after default, Borrower shall pay, upon demand by Lender, in addition to principal and interest due and payable hereof, court costs, reasonable attorneys' fees and other collection charges and expenses; whether or not incurred by trials, appeals or bankruptcy actions, unless prohibited by law. The Default Rate shall govern the rate of post-judgment interest.

WAIVER OF JURY TRIAL: NO PARTY TO THIS NOTE OR ANY ASSIGNEE, SUCCESSOR, HEIR OR
LEGAL REPRESENTATIVE OF A PARTY SHALL SEEK A JURY TRIAL IN ANY LAWSUIT,
PROCEEDING, COUNTERCLAIM OR OTHER PROCEEDING BASED UPON OR ARISING OUT OF THIS
NOTE, ANY OF THE LOAN DOCUMENTS, ANY RELATED AGREEMENT OR INSTRUMENT, ANY
COLLATERAL FOR THIS NOTE OR THE DEALINGS OR THE RELATIONSHIP BETWEEN OR AMONG
THE PARTIES, OR ANY OF THEM. NO SUCH PARTY SHALL SEEK TO CONSOLIDATE ANY SUCH
ACTION, IN WHICH A JURY TRIAL HAS BEEN WAIVED, WITH ANY OTHER ACTION IN WHICH A
JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. THE PROVISIONS OF THIS PARAGRAPH
HAVE BEEN FULLY NEGOTIATED BY THE PARTIES HERETO, AND THESE PROVISIONS SHALL BE
SUBJECT TO NO EXCEPTIONS. NO PARTY HAS IN ANY WAY AGREED WITH OR REPRESENTED TO
ANY OTHER PARTY THAT THE PROVISIONS OF THIS PARAGRAPH WILL NOT BE FULLY ENFORCED
IN ALL INSTANCES. THIS PROVISION IS A MATERIAL INDUCEMENT FOR LENDER TO MAKE THE
LOAN EVIDENCED BY THIS NOTE.

WAIVERS: The undersigned, and any endorsers or guarantors hereof, severally waive diligence, presentment, protest and demand and also notice of protest, demand, dishonor, acceleration, intent to accelerate, and nonpayment of this
Note, and expressly agree that this Note, or any payment hereunder, may be extended from time to time without notice, and consent to the acceptance of

                                        7

$1,000,000 (the "Line of Credit"). Interest shall be paid by Borrower on the
Loan in accordance with this Agreement and the Loan Documents.

INTEREST. Interest shall accrue on the outstanding principal balance of the Loan at a rate equal to seven percent (7%) per annum (the "Governing Rate"). The per annum rate is based on a year of 360 days computed on the basis of the average daily unpaid balance of principal outstanding during the preceding monthly period.

If at any time the interest payable pursuant to this Agreement would be usurious under applicable law, then regardless of any provision contained in this
Agreement, it is agreed that: (a) the total of all consideration which constitutes interest under applicable law that is contracted for, charged or received upon this Agreement shall under no circumstances exceed the maximum rate of interest authorized by applicable law and any excess shall be credited to the Borrower. All sums paid or agreed to be paid by Borrower to Lender for the use, forbearance or detention of money shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of this Agreement so that the amount of consideration constituting interest is uniform throughout the term hereof and does not exceed the maximum permitted by applicable law.

TERM OF LOAN. The term of the loan shall be as set forth in the Note.

GRANT OF SECURITY INTEREST; COLLATERAL. As security for the prompt payment in full of all present and future Obligations, the Borrower hereby grants a security interest in the collateral described in that certain Security Agreement dated January 20, 2005, between Lender and Borrower, which is hereby incorporated by reference (the "Collateral").

INSURANCE AND RISK OF LOSS. All risk of loss, damage to or destruction of the
Collateral shall at all times be on the Borrower. If an Event of Default occurs,
Lender shall have the right to require the Borrower to procure forthwith and maintain at the Borrower's expense, policies of insurance, in form and substance satisfactory to Lender, covering all the Collateral with such insurance companies, in a form satisfactory to Lender, in such amounts and covering such risks as are at all times satisfactory to Lender. True copies of such policies together with the original certificates are to be made available to Lender on or prior to the date of disbursement of any loans hereunder. Such policies are to be made payable to Lender, in case of loss, under a standard non-contributory mortgagee or secured party clause and are to contain such other provisions as
Lender may require to protect fully its interest in the Collateral and in the payments to be made under such policies, and are to provide for not less than thirty (30) days prior written notice to Lender of the exercise of any right of cancellation. If the Borrower shall fail to maintain such insurance Lender may arrange for the same at the Borrower's expense, but without responsibility on
Lender's part to do so and without responsibility for the solvency of the insurance companies, the adequacy of coverage or the collection of claims, and any payment made by Lender for such insurance shall be added to the Obligations owing to Lender hereunder and shall also be secured by all Collateral. Unless
Lender shall otherwise agree in writing, Lender shall have the joint

                                     Page 2

right, with the Borrower at any time (and after default hereunder, the sole right) in Lender's name or in the name of the Borrower, or both, to file claims under any such policies, to receive, receipt and give acquittance for any payments that may be payable thereunder, and to execute any and all endorsements, receipts, releases, assignments, reassignments or other documents that may be requested by Lender or by the insurance companies in order to effect the collection, compromise or settlement of any claims under any such insurance policies.

TAXES; USE; CLOSING COSTS. The Borrower agrees that it will pay and discharge all taxes, assessments, licensing obligations and governmental charges or levies imposed on the income, profits, sale, business or properties of the Borrower prior to the date upon which penalties attach for non-payment thereof, and promptly discharge any liens, encumbrances or other claims which may be levied or claimed against any of the Collateral, provided that any such tax, assessment, charge or levy need not be paid if the payment thereof is being contested in good faith and by appropriate proceedings and for which adequate book reserves, determined in accordance with generally accepted accounting practices, shall be set aside, and if any such tax, assessment, charge or levy lawfully imposed shall remain unpaid after the date upon which a lien on any collateral arises or may be imposed as a result of such non-payment, or if any lien is claimed for any other reason against any of the Collateral, which if foreclosed would in Lender's opinion adversely affect the value of Lender's security interest in the Collateral, Lender may pay and discharge such taxes, assessments, charges, levies and liens, and the amount so paid by Lender shall be payable on demand and if not paid promptly, shall be added to the Obligations secured by the Collateral. The Borrower agrees to comply in all material respects with all laws and all acts, rules, regulations and orders of any legislative, administrative or judicial body or official, applicable to the
Collateral or to the operation of the business of the Borrower. Borrower shall pay all closing costs in connection with the loan, including without limitation a two percent (2%) placement fee payable to Lender or its assigns.

TITLE TO COLLATERAL; INSPECTION. The Borrower represents, warrants and agrees to take all steps and observe such formalities as Lender may request from time to time in order to create, perfect and maintain in Lender's favor a valid first lien upon and security interest in the Collateral, including the filing or recording of any financing statements or similar instruments which Lender deems necessary or appropriate, and to defend at its expense, the Collateral from all liens, security interests, encumbrances, claims and demands of all other persons. The Borrower hereby further agrees that Lender may enter upon the
Borrower's premises at any reasonable time and from time to time to inspect the
Collateral.

DEFAULT. The following shall constitute an "Event of Default" under this
Agreement: (a) the Borrower fails to pay any Obligation as defined herein within ten (10) days of the due date thereof, by acceleration or otherwise; (b) there is a breach by Borrower in the performance of any of the terms or provisions of this Agreement, as at any time amended, or of any of the terms or provisions of any other agreement between Lender and the Borrower, including, but not limited to, any guaranty agreement under which

                                     Page 3

any Obligation is guaranteed to Lender, or under any agreement between Lender and any other party with respect to Lender's transactions with the Borrower or with respect to any Obligations or the Collateral therefor, whether such agreements are now existing or are hereafter entered into; (c) any representation, covenant or warranty made by the Borrower in connection with this Agreement is breached; (d) any statement or data furnished by or for the
Borrower relating to the Collateral or to the operations, financial condition or business affairs of the Borrower proves to be false in any material respect; (e)
the Borrower becomes insolvent or unable to meet its debts as they mature, suspends operations as presently conducted, discontinues business as a going concern, or makes an assignment for the benefit of creditors; (f) there is filed by or against the Borrower a petition under any of the provisions of the
Bankruptcy Code, as at any time amended, or any proceedings are commenced by or against the Borrower under any insolvency law, or a receiver or trustee is appointed to administer the assets or affairs of the Borrower; (g) a judgment is entered or an attachment is levied against the assets of the Borrower which, in the judgment of Lender, will adversely affect the Borrower's ability to perform this Agreement or impair the enforceability of Lender's security interest in the
Collateral; (h) Lender, in its good faith belief based on prudent financial and business principles and practices, determines that the prospect for payment or performance by the Borrower is impaired, or deems itself or any of the
Collateral to be insecure; or (i) any indebtedness to others owing by the
Borrower is accelerated because of a default under any note or agreement relating thereto.

REMEDIES. Upon the occurrence of a non-monetary Event of Default, the Lender shall notify Borrower in writing, and Borrower shall have thirty (30) days to cure said non-monetary default (the "Cure Period"). Upon the occurrence of any monetary Event of Default, or the failure of Borrower to cure a non-monetary default during the Cure Period, all Obligations shall, at Lender's option, immediately become due and payable, anything in any note evidencing any such
Obligation or in this Agreement or in any other agreement to the contrary notwithstanding, without notice to the Borrower, and Lender shall have in any jurisdiction where enforcement hereof is sought, in addition to all other rights and remedies which Lender may have under law and at equity, the following rights and remedies, all of which may be exercised with or without further notice to the Borrower: (a) to foreclose the liens and security interests created under this Agreement or under any other agreement relating to the Collateral by any available judicial procedure or without judicial process, to enter any premises where any of the Collateral may be located for the purpose of taking possession or removing the same; and (b) to sell, assign, lease or otherwise dispose of the
Collateral or any part thereof, either at public or private sale, for cash, on credit or otherwise, with or without representations or warranties, and upon such terms as shall be acceptable to Lender, all at Lender's sole option and as
Lender in its sole discretion may deem advisable, and Lender may bid or become a purchaser at any such sale if public, free from any right of redemption which is hereby expressly waived by the Borrower, and Lender shall have the right at its option to apply or be credited with the amount of all or any part of the
Obligations owing to Lender against the purchase price bid by Lender at any such sale. The net cash proceeds resulting from the collection, liquidation, sale, lease or other disposition of the Collateral shall be applied first, to the expenses (including all

                                     Page 4

attorneys' fees) of retaking, holding, storing, processing and preparing for sale, selling, collecting, liquidating and the like, and then to the satisfaction of all Obligations, application as to particular Obligations or against principal or interest to be in Lender's absolute discretion. The
Borrower shall be liable to Lender and shall pay to Lender on demand any deficiency which may remain after such sale, disposition, collection or liquidation of the Collateral, and Lender in turn agrees to remit to the
Borrower any surplus remaining after all Obligations have been paid in full. If any of the Collateral shall require repairing, maintenance, preparation, or the like, or is in process or other unfinished state, Lender shall have the right, but shall not be obligated, to do such repairing, maintenance, preparation, processing or completion of manufacturing for the purpose of putting the same in such saleable form as Lender shall deem appropriate, but Lender shall have the right to sell or dispose of such Collateral without such processing. The
Borrower will, at Lender's request, make the Collateral available to Lender at places which Lender may select, whether at the premises of the Borrower or elsewhere, and will make available to Lender all premises and facilities of the
Borrower for the purpose of Lender's taking possession of the Collateral or of removing or putting the Collateral in saleable form. The enumeration of Lender's rights and remedies set forth in this Agreement is not intended to be exhaustive and the exercise by Lender of any right or remedy shall not preclude the exercise of any other rights or remedies, all of which shall be cumulative and shall be in addition to any other rights or remedy given hereunder or under any other agreement between the parties or which may now or hereafter exist in law or at equity or by suit or otherwise.

REPRESENTATIONS. Borrower represents that from the date of this Agreement and until final payment in full of the Obligations: ACCURATE INFORMATION. All information now and hereafter furnished to Lender is and will be true, correct and complete. Any such information relating to Borrower's financial condition will accurately reflect Borrower's financial condition as of the date(s)
thereof, (including all contingent liabilities of every type), and Borrower further represents that its financial condition has not changed materially or adversely since the date(s) of such documents. AUTHORIZATION; NON-CONTRAVENTION.
The execution, delivery and performance by Borrower and any guarantor, as applicable, of this Agreement and other Loan Documents to which it is a party are within its power, have been duly authorized as may be required and, if necessary, by making appropriate filings with any governmental agency or unit and are the legal, binding, valid and enforceable obligations of Borrower; and
do not (i) contravene, or constitute (with or without the giving of notice or lapse of time or both) a violation of any provision of applicable law, a violation of the organizational documents of Borrower or any guarantor, or a default under any agreement, judgment, injunction, order, decree or other instrument binding upon or affecting Borrower or any guarantor, (ii) result in the creation or imposition of any lien (other than the lien(s) created by the
Loan Documents) on any of Borrower's assets, or (iii) give cause for the acceleration of any obligations of Borrower to any other creditor. ASSET
OWNERSHIP. Borrower has good and marketable title to all of the properties and assets reflected on the balance sheets and financial statements supplied Lender by Borrower, and all such properties and assets are free and clear of mortgages, security deeds, pledges, liens, charges, and all other encumbrances, except as otherwise disclosed to Lender by Borrower in

                                     Page 5

writing and approved by Lender ("Permitted Liens"). To Borrower's knowledge, no default has occurred under any Permitted Liens and no claims or interests adverse to Borrower's present rights in its properties and assets have arisen.
DISCHARGE OF LIENS AND TAXES. Borrower has duly filed, paid and/or discharged all taxes or other claims which may become a lien on any of its property or assets, except to the extent that such items are being appropriately contested in good faith and an adequate reserve for the payment thereof is being maintained. SUFFICIENCY OF CAPITAL. Borrower is not, and after consummation of this Agreement and after giving effect to all indebtedness incurred and liens created by Borrower in connection with the Note and any other Loan Documents, will not be, insolvent within the meaning of 11 U.S.C. Section 101(32).
COMPLIANCE WITH LAWS. Borrower is in compliance in all material respects with all federal, state and local laws, rules and regulations applicable to its properties, operations, business, and finances; all applicable federal, state and local laws and regulations intended to protect the environment. ORGANIZATION
AND AUTHORITY. The Borrower is duly created, validly existing and in good standing under the laws of the state of its organization, and has all powers, governmental licenses, authorizations, consents and approvals required to operate its business as now conducted. The Borrower is duly qualified, licensed and in good standing in each jurisdiction where qualification or licensing is required by the nature of its business or the character and location of its property, business or customers, and in which the failure to so qualify or be licensed as the case may be, in the aggregate, could have a material adverse effect on the business, financial position, results of operations, properties or prospects of Borrower or any such guarantor. NO LITIGATION. There are no pending or threatened suits, claims or demands against Borrower or any guarantor that have not been disclosed to Lender by Borrower in writing, and approved by
Lender.

AFFIRMATIVE COVENANTS. Borrower agrees that from the date hereof and until final payment in full of the Obligations, unless Lender shall otherwise consent in writing, Borrower will: ACCESS TO BOOKS AND RECORDS. Allow Lender, or its agents, during normal business hours, access to the books, records and such other documents of Borrower as Lender shall reasonably require, and allow
Lender, at Borrower's expense, to inspect, audit and examine the same and to make extracts therefrom and to make copies thereof. BUSINESS CONTINUITY. Conduct its business in substantially the same manner and locations as such business is now and has previously been conducted. COMPLIANCE WITH OTHER AGREEMENTS. Comply with all terms and conditions contained in this Agreement, and any other Loan
Documents. ESTOPPEL CERTIFICATE. Furnish, within 15 days after request by
Lender, a written statement duly acknowledged of the amount due under the Loan and whether offsets or defenses exist against the Obligations. MAINTAIN
PROPERTIES. Maintain, preserve and keep its property in good repair, working order and condition, making all needed replacements, additions and improvements thereto, to the extent allowed by this Agreement. NOTICE OF DEFAULT AND OTHER
NOTICES, (a) NOTICE OF DEFAULT. Furnish to Lender immediately upon becoming aware of the existence of any condition or event which constitutes a Default (as defined in the Loan Documents) or any event which, upon the giving of notice or lapse of time or both, may become a Default, written notice specifying the nature and period of existence thereof and the action which Borrower is taking or proposes to take with

                                     Page 6

respect thereto. (b) OTHER NOTICES. Promptly notify Lender in writing of (i) any material adverse change in its financial condition or its business; (ii) any default under any material agreement, contract or other instrument to which it is a party or by which any of its properties are bound, or any acceleration of the maturity of any indebtedness owing by Borrower; (iii) any material adverse claim against or affecting Borrower or any part of its properties; (iv) the commencement of, and any material determination in, any litigation with any third party or any proceeding before any governmental agency or unit affecting
Borrower; and (v) at least 30 days prior thereto, any change in Borrower's name or address as shown above, and/or any change in Borrower's structure. OTHER
FINANCIAL INFORMATION. Deliver promptly such other information regarding the operation, business affairs, and financial condition of Borrower which Lender may reasonably request, including without limitation copies of any loan documents and information regarding the payoff balance, terms or other matters pertaining to any debt of Borrower. PAYMENT OF DEBTS. Pay and discharge when due, and before subject to penalty or further charge, and otherwise satisfy before maturity or delinquency, all obligations, debts, taxes, and liabilities of whatever nature or amount, except those which Borrower in good faith disputes. BOARD OF DIRECTORS. Borrower will hold quarterly meetings of its Board of Directors, and shall continue compensation payments to its Board of Directors which are consistent with the present practices and policies of the Borrower regarding same.

NEGATIVE COVENANTS. Borrower agrees that from the date of this Agreement and until final payment in full of the Obligations, unless Lender shall otherwise consent in writing, Borrower will not: CHANGE OF CONTROL. Make or suffer a change of ownership that effectively changes control of Borrower from current ownership. DEFAULT ON OTHER CONTRACTS OR OBLIGATIONS. Default on any material contract with or obligation when due to a third party or default in the performance of any obligation to a third party incurred for money borrowed.
GOVERNMENT INTERVENTION. Permit the assertion or making of any seizure, vesting or intervention by or under authority of any government by which the management of Borrower or any guarantor is displaced of its authority in the conduct of its respective business or its such business is curtailed or materially impaired.
JUDGMENT ENTERED. Permit the entry of any monetary judgment or the assessment against, the filing of any tax lien against, or the issuance of any writ of garnishment or attachment against any property of or debts due. RETIRE OR
REPURCHASE CAPITAL STOCK. Retire or otherwise acquire any of its capital stock.

FINANCIAL STATEMENTS. Borrower shall deliver to Lender monthly financial statements within thirty (30) days of the end of each calendar month. Also, within 90 days after the close of each fiscal year, Borrower shall deliver to
Lender Borrower's audited financial statements reflecting Borrower's operations during such fiscal year, including, without limitation, a balance sheet, profit and loss statement and statement of cash flows, with supporting schedules, prepared in conformity with generally accepted accounting principles ("GAAP"), applied on a basis consistent with that of the preceding year.

                                     Page 7

TAX RETURNS. Borrower shall deliver to Lender, within 30 days of filing, complete copies of federal and state tax returns, as applicable, together with all schedules thereto, each of which shall be signed and certified by Borrower to be true and complete copies of such returns. In the event an extension is filed, Borrower shall deliver a copy of the extension within 30 days of filing.

CONDITIONS PRECEDENT. The obligations of Lender to make the loan and any advances pursuant to this Agreement are subject to the following: (a) The shareholders of Borrower electing two additional directors and one observer to the Board of Directors chosen under the complete and sole discretion of the
Lender; and (b) the execution of Amendments to Employment Agreements for
Borrower's senior executives which include Leonard L. Firestone, Michael G.
Fletcher and Christopher K. Firestone (the "Senior Executives") whereby the
Senior Executives agree to defer receiving an aggregate amount which equals twenty-five (25%) of their combined salaries until such time as the Borrower has produced three consecutive quarters of positive cash flow; and (c) the reconciliation by Borrower of all amounts owed to Lender, outside of the advances made under this Loan, including but not limited to rents, dividends, and all other amounts outstanding as of the date of the first cash advance under the Note; and (d) the execution of the Loan Documents by Lender and Borrower, and the performance of the obligations set forth in the Loan Documents by
Borrower.

EXONERATION / INDEMNITY OF LENDER. Under no circumstances shall Lender be deemed to assume any responsibility for or obligation or duty with respect to any part or all of the Collateral, of any nature or kind, or to any matter or proceedings arising out of or relating thereto, but the same shall be at Borrower's sole risk at all times. Lender shall not be required to take any action of any kind to collect, preserve or protect Borrower's rights in the Collateral or against other parties thereto. Borrower hereby releases Lender from any claims, causes of action and demands at any time arising out of or with respect to this
Agreement or the Loan Documents, the use of the Collateral or any actions taken or omitted to be taken by Lender with respect thereto. Borrower shall hold
Lender harmless from and with respect to any and all such claims, causes of action and demands.

FURTHER ASSURANCES. Borrower, at Borrower's expense, shall perform, upon the reasonable request of Lender, such acts as may be necessary to perfect any security interests in or lien on any portion of the Collateral or otherwise to carry out the intent of this Agreement. Lender is irrevocably authorized by
Borrower, to the extent permitted by applicable law, to execute and file without
Borrower's signature any financing statement or other instrument or document that Lender may deem necessary or advisable to perfect or maintain the security interest in and lien on the Collateral granted pursuant hereto.

EFFECT OF WAIVER. No delay on the part of Lender in exercising any right, power or privilege shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or privilege preclude other or further exercise thereof or the exercise of any other right, power or privilege or shall be construed to be a waiver of

                                     Page 8

any event of default. No course of dealing between the Borrower and Lender or its agents or employees shall be effective to change, modify or discharge any provision of this Agreement or to constitute a waiver of any default. All changes of any kind to this Agreement must be in writing.

SEVERABILITY. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

ENTIRE AGREEMENT; SUCCESSORS. When so accepted, this Agreement shall supersede all previous verbal or written agreements, commitments or understandings relating to Lender's loan to the Borrower and shall be binding on and inure to the benefit of the respective successors and assigns of the Borrower and of
Lender.

ASSIGNMENT. The Borrower may not assign this Agreement or its rights hereunder without the prior written consent of Lender.

NOTICES. Any notice or request required or permitted to be given under this
Agreement shall be sufficient if in writing and sent by hand or by Certified
Mail, in either case return receipt requested, to the parties at the addresses listed at the beginning of this Agreement, or at such other address as to which either party shall notify the other in writing.

WAIVER OF JURY TRIAL. BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX
FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN
EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL
LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR
DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO
ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF
ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION,
SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER SOUNDING IN
CONTRACT, TORT OR OTHERWISE, AMONG BORROWER AND LENDER ARISING OUT OF, CONNECTED
WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN
CONNECTION WITH, THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR THE
TRANSACTIONS RELATED THERETO.

GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws applicable to contracts made or performed in the State of
Florida, without giving effect to the principles of conflicts of laws.

                                     Page 9

COUNTERPARTS. This Agreement may be executed in any number of separate counterparts, each of which shall collectively and separately constitute one agreement.

IN WITNESS WHEREOF, Borrower and Lender, on the day and year first written above, have caused this Agreement to be executed under seal.

FIRESTONE COMMUNICATIONS, INC. ("Borrower")

By: /s/ Leonard Firestone
    ---------------------------------
Leonard Firestone, President
Chairman and CEO

12K, LLC ("Lender")

By:
    ---------------------------------
Raymond K. Mason, Manager

                                     Page 10